SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 20, 2005

MARKLAND TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-28863	84-1331134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

        88 Royal Little Drive, Providence, RI  02904

 (Address of principal executive offices) (Zip Code)

276 Washington Street, No. 367,  Boston, MA 02108

(Mailing Address)

(617) 973-5104

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding the volatility of the price of Markland’s common stock, Markland's possible ability to repay existing indebtedness, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

Item 1.01

Entry Into a Material Definitive Agreement.

Item 3.02

Unregistered Sale of Equity Securities.

 On June 20, 2005, we entered into definitive exchange agreements with DKR Soundshore Oasis Holding Fund, Ltd., DKR Soundshore Strategic Holding Fund, Ltd. (collectively the "DKR Investors"), Verdi Consulting, Inc. ("Verdi"), and ipPartners, Inc. ("ipPartners"), (collectively DKR, Verdi and ipPartners are referred to as the "Investors") pursuant to which we exchanged 632,182 shares of Technest Series B Preferred Stock (convertible as of June 9, 2000 into 25,183,080 shares of Markland common stock) for 2,750 shares of Markland Series D Preferred Stock (convertible into 31,421,390 shares of Markland common stock as of June 9, 2005).   The exchange agreements with each Investor were filed as Exhibits 10.84 through 10.87 to our registration statement on Form SB-2 filed on June 22, 2005 (SEC File no. 333-126051) and are hereby incorporated into this current report on Form 8-K by reference.

This transaction was not registered under the Securities Act, but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, insofar as such securities were sold only to "accredited investors" within the meaning of Rule 501 of Regulation D.  We filed a registration statement on Form SB-2 on June 22, 2005 (SEC File no. 333-126051) pursuant to which we registered the resale by the Investors of the number of shares of Markland common stock issuable upon conversion of Markland Series D Preferred Stock issued on June 20, 2005.  The Investors were named as selling stockholders in that registration statement.

The following table illustrates the number of shares of Markland Series D Preferred Stock received by each of the Investors in exchange for their holdings in Technest Series B Preferred Stock.

Investors	Number of Shares of Technest Series B Preferred Stock held prior to the Exchange	Number of Shares of Markland Common Stock issuable upon conversion of Technest Series B Preferred Stock	Number of Shares of Markland Series D Preferred Stock received pursuant to the Exchange Agreement	Number of Shares of Markland Common Stock issuable upon conversion of Markland Series D Preferred Stock
DKR Soundshore Oasis Holding Fund, Ltd.	218,390	8,699,604	950	10,854,662
DKR Soundshore Strategic Holding Fund, Ltd.	11,494	457,865	50	571,298
Verdi Consulting, Inc.	258,620	10,302,173	1,125	12,854,205
ipPartners, Inc.	143,678	5,723,438	625	7,141,225

Terms and Conditions of Markland Series D Preferred Stock.   Markland Series D Preferred Stock has a stated value of $1,000 per share and is convertible at the option of the stockholder at any time. However, the Series D Preferred Stock can be converted only to the extent that the Series D stockholder will not, as a result of the conversion, hold in excess of 9.999% of the total outstanding shares of our common stock at any given point in time.  The number of shares of our common stock into which each share of Series D Preferred Stock is convertible is determined by dividing $1,000 by the discounted bid price. The "discounted" bid price is the average closing bid price of our common stock during the five business days immediately preceding the conversion date multiplied by the applicable discount factor, as set forth below.

Average Closing Bid Price (1)

Discount Factor

$15.00 or less

80%

more than $15.00, but less than or equal to $30.00

75%

more than $30.00, but less than or equal to $45.00

70%

more than $45.00

65%

__________

(1)

After an adjustment for a 1-for-60 reverse stock split effective October 27, 2003.

We have the right to redeem any outstanding shares of our Series D Preferred Stock at any time. The redemption price per share is equal to $1,000 multiplied by 135%. Our Series D Preferred Stock is convertible, even after we have provided a notice of redemption, until the Series D securityholder has received full cash payment for the shares we are redeeming.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs, the Series D Preferred Stock will be treated as senior to all preferred stock and our common stock. If, upon any winding up of our affairs, our assets available to pay the holders of Series D Preferred Stock are not sufficient to permit the payment in full, then all our assets will be distributed to those holders on a pro rata basis.

Relationships with Investors.

DKR. The DKR Investors are stockholders of Markland.  As previously reported in the Company's current report on Form 8-K filed on September 23, 2004, on September 21, 2004, the Company issued notes and warrants to the DKR Investors in a private placement made in reliance on Section 4(2) of Securities Act of 1933.  As previously reported in the Company's current report on Form 8-K filed on December 30, 2004, on December 28, 2004, the Company and the DKR Investors entered into agreements to reduce the exercise price of the warrants issued on September 21, 2004. As previously reported in the Company's current report on Form 8-K filed on March 17, 2005, on March 10, 2005, we issued warrants to the DKR Investors in a private placement made in reliance on Section 4(2) of the Securities Act of 1933. As previously reported in the Company’s current report on Form 8-K filed on April 4, 2005, on March 29, 2005, the Company amended the exercise price of these warrants.

The DKR Investors have been named as selling stockholders in certain registration statements (SEC File no. 333-120390 and 333-123400) filed with the SEC on November 10, 2004 and March 17, 2005 that were declared effective on December 2, 2004 and April 12, 2005, respectively.  In addition, DKR Soundshore Oasis Holding Fund Ltd. was named as a selling stockholder in a registration statement (SEC File no. 333-115395) declared effective on June 21, 2004.

A description of the September 21, 2004 private placement is included in the Company's current report on Form 8-K filed on September 23, 2004 (SEC File no. 000-28863). The purchase agreement and the forms of note and warrant executed in connection with that private placement were filed as exhibits thereto. A description of the December 28, 2004 amendments to warrant nos. CS-84 and CS-85 are included in the Company's current report on Form 8-K filed on December 30, 2004 (SEC File no. 000-28863). The amendments and the form of replacement warrant were filed as exhibits thereto. A description of the March 10, 2005 private placement is included in the Company's current report on Form 8-k filed on February 11, 2005 and the Company's current report on Form 8-K filed on March 17, 2005 (SEC File no. 000-28863).  The form of the warrant issued to the DKR Investors was filed with the Company's current report on Form 8-K filed on February 11, 2005 (SEC File no. 000-28863). These filings are public documents available on the SEC's web site at www.sec.gov. We urge you to obtain and read carefully copies of these documents and this current report and its exhibits.

Verdi Consulting. According to Amendment No. 1 to the Schedule 13D filed on March 4, 2005, Verdi Consulting was the beneficial owner of 1.62% of our common stock issued and outstanding.  Following the June 20, 2005 private placement, Mr. Verdi is the beneficial owner of 9.31% of outstanding shares of our common stock.  Chad A. Verdi, one of our stockholders, is the sole shareholder of Verdi Consulting.  We have a consulting agreement dated January 2, 2005 with Verdi Consulting pursuant to which Verdi Consulting will serve as a development and financing consultant to Markland.  The consulting agreement was filed as Exhibit 99.9 to Markland’s current report on Form 8-K filed with the SEC on January 7, 2005.

Verdi Consulting was named as a selling stockholder in certain registration statements (SEC File no. 333-120390 and 333-123400) filed with the SEC on November 10, 2004 and March 17, 2005 that were declared effective on December 2, 2004 and April 12, 2005, respectively.

ipPartners. Mr. Robert Tarini,  our Chief Executive Officer and Chairman of our Board of Directors, is the founder and President of ipPartners, Inc., a firm specializing in the design and manufacture of acoustic remote sensing devices utilized in marine and land based applications.  He is also the sole shareholder.

Item 9.01

Financial Statements and Exhibits

Exhibit No.	Description	Incorporated by reference
		Form	Filing Date	Exhibit No.
10.1	Exchange Agreement dated June 20, 2005 by and between Markland Technologies, Inc. and DKR Soundshore Oasis Holding Fund, Ltd.	SB-2	June 22, 2005	10.84
10.2	Exchange Agreement dated June 20, 2005 by and between Markland Technologies, Inc. and DKR Soundshore Strategic Holding Fund, Ltd.	SB-2	June 22, 2005	10.85

10.3	Exchange Agreement dated June 20, 2005 by and between Markland Technologies, Inc. and ipPartners, Inc.	SB-2	June 22, 2005	10.86
10.4	Exchange Agreement dated June 20, 2005 by and between Markland Technologies, Inc. and Verdi Consulting, Inc.	SB-2	June 22, 2005	10.87

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKLAND TECHNOLOGIES, INC.

By:     /s/ Robert Tarini

Robert Tarini

Chief Executive Officer

Date: June 24, 2005

Item 9.01

Financial Statements and Exhibits

Exhibit No.	Description	Incorporated by reference
		Form	Filing Date	Exhibit No.
10.1	Exchange Agreement dated June 20, 2005 by and between Markland Technologies, Inc. and DKR Soundshore Oasis Holding Fund, Ltd.	SB-2	June 22, 2005	10.84
10.2	Exchange Agreement dated June 20, 2005 by and between Markland Technologies, Inc. and DKR Soundshore Strategic Holding Fund, Ltd.	SB-2	June 22, 2005	10.85
10.3	Exchange Agreement dated June 20, 2005 by and between Markland Technologies, Inc. and ipPartners, Inc.	SB-2	June 22, 2005	10.86
10.4	Exchange Agreement dated June 20, 2005 by and between Markland Technologies, Inc. and Verdi Consulting, Inc.	SB-2	June 22, 2005	10.87